Discontinued Operation (Details) - Schedule of operations - Éxito [Member] R$ in Millions	11 Months Ended
Dec. 31, 2020 BRL (R$)
Discontinued operation
Net operating revenue	R$ 22,034
Cost of sales	(16,526)
Gross profit	5,508
Expenses, net
Selling expenses	(2,973)
General and administrative expenses	(848)
Depreciation and amortization	(729)
Share of profit (loss) of associates	27
Other operating expenses, net	(217)
Total expenses, net	(4,740)
Operating profit	768
Net financial result	(340)
Income before income taxes discontinued operation	428
Income tax and social contribution	(60)
Net income discontinued operation	368
Discontinued operation
Net income for the year discontinued operation	(1)
Net income for the year	367
Items that may be subsequently reclassified to statement of operations
Exchange rate variation of foreign Investments	(415)
Benefit plan	(1)
Cash flow rate	(1)
Other comprehensive results	3
Comprehensive income for the year	R$ (47)